SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 30, 2003
                                                           -------------

                  Charter Municipal Mortgage Acceptance Company
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


             1-13237                               13-3949418
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    (Commission File Number)           (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

(a).  Financial Statements
      --------------------

      Not Applicable

(b).  Pro Forma Financial Information
      -------------------------------

      Not Applicable

(c).  Exhibits
      --------

      99.1 Swap Transaction Confirmation, dated as of January 5, 2001, relating to the five-year interest rate swap that fixes the BMA index to 3.98% on a notional amount of $50 million.

      99.2 Swap Transaction Confirmation, dated as of February 5, 2001, relating to the three-year interest rate swap that fixes the BMA index to 3.64% on a notional amount of $100 million.



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               Charter Municipal Mortgage Acceptance Company (Registrant)



                               BY:  /s/  Stuart J. Boesky
                                    ---------------------
                                    Stuart J. Boesky
                                    Chief Executive Officer
      June 30, 2003